UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39172	80-0103159
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 7, 2020, StoneMor California Subsidiary, Inc. and StoneMor California, Inc. (collectively, the “Company”), both of which are indirect wholly-owned subsidiaries of StoneMor Inc., a Delaware corporation (the “Registrant”), completed the previously announced sale of substantially all of the assets of the cemetery, funeral establishment and crematory commonly known as Olivet Memorial Park, Olivet Funeral and Cremation Services, and Olivet Memorial Park & Crematory pursuant to the terms of an Asset Sale Agreement (the “Agreement”) with Cypress Lawn Cemetery Association for a net cash purchase price of $24.3 million, subject to certain adjustments, and the assumption of certain liabilities, including $17.1 million in land purchase obligations.

The foregoing description of the Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, a copy of which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 20, 2020 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 9, 2020, the Registrant issued a press release announcing the closing of the transactions contemplated by the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Registrant pursuant to the Securities Act or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description

99.1*	Press Release dated April 10, 2020.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020	STONEMOR INC.

	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Senior Vice President, Chief Financial Officer